UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): July 20, 2005


                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                 000-31191               04-3324394
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 (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)


                8 Campus Drive
            Parsippany, New Jersey                              07054
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    (Address of Principal Executive Office                    (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

   |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On July 20, 2005, The Medicines Company (the "Company") announced its financial results for the quarter ended June 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits

       (c)   Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1 Press Release dated July 20, 2005 entitled "The Medicines Company Reports Second Quarter and First Half 2005 Financial Results."




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE MEDICINES COMPANY


Date: July 20, 2005                              By: /s/ Steven H. Koehler
                                                     ---------------------
                                                     Steven H. Koehler
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                  Exhibit Index



   Exhibit No.                       Description
   -----------                       -----------

   99.1 Press release dated July 20, 2005 entitled "The Medicines Company Reports Second Quarter and First Half 2005 Financial Results."